                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-76954 and 33-59351.


                                          s/s  Arthur Andersen LLP
                                          ----------------------------
                                          ARTHUR ANDERSEN LLP


San Francisco, California
  March 27, 1998



                                          1